                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 8, 2001


                             OXFORD AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)



         Michigan                    333-75849             38-3262809
(State or other jurisdiction     (Commission File        (IRS Employer
      of incorporation)              Number)             Identification No.)



                             1250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (248) 577-1400



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

On June 8, 2001, Oxford Automotive, Inc, headquartered in Troy, Michigan, a leading full-service automotive supplier of high quality engineered metal components, assemblies and modules, announced that it had reached an agreement with its senior lenders to amend various provisions of its senior credit facility. The amendments include relaxing the financial ratios under the facility through June 30, 2002, adding a minimum EBITDA covenant and instituting restrictions on investments, acquisitions, capital expenditures and other covenants until certain financial performance benchmarks are achieved. The amendments also include changes to the applicable margin charged on all outstanding borrowings under the facility. The facility reverts back to the pre-amendment covenants upon attainment of leverage less than 4.50 to 1 for two consecutive quarters and interest coverage in excess of 2.1 to 1 for two consecutive quarters.

The following table reflects the key revised financial ratios:

                                             Debt to           Debt to              Interest        Interest            Minimum
                                             EBITDA             EBITDA              Coverage        Coverage            EBITDA
                                           --------------     ---------------      -------------    --------------    -----------
                                             Third             Fourth                Third           Fourth             Fourth
             Period                        Amendment          Amendment            Amendment        Amendment          Amendment
----------------------------------------   --------------     ---------------      -------------    --------------    -----------
Quarter ended June 30, 2001                5.00 to 1          5.00 to 1            2.00 to 1        1.70 to 1          17,000,000
----------------------------------------   --------------     ---------------      -------------    --------------    -----------
Quarter ended September 30, 2001           5.00 to 1          5.60 to 1            2.10 to 1        1.60 to 1          29,500,000
----------------------------------------   --------------     ---------------      -------------    --------------    -----------
Quarter ended December 31, 2001            4.75 to 1          5.25 to 1            2.10 to 1        1.60 to 1          49,000,000
----------------------------------------   --------------     ---------------      -------------    --------------    -----------
Quarter ended March 31, 2002               4.50 to 1          5.25 to 1            2.15 to 1        1.60 to 1          75,000,000
----------------------------------------   --------------     ---------------      -------------    --------------    -----------
Quarter ended June 30, 2002                4.50 to 1          4.65 to 1            2.25 to 1        2.00 to 1          85,000,000
----------------------------------------   --------------     ---------------      -------------    --------------    -----------
Quarter ended September 30, 2002           4.50 to 1          4.50 to 1            2.25 to 1        2.25 to 1          95,000,000
----------------------------------------   --------------     ---------------      -------------    --------------    -----------
Quarter ended December 31, 2002            4.50 to 1          4.50 to 1            2.25 to 1        2.25 to 1         103,000,000
----------------------------------------   --------------     ---------------      -------------    --------------    -----------
Quarter ended March 31, 2003               4.25 to 1          4.50 to 1            2.35 to 1        2.35 to 1         110,000,000
----------------------------------------   --------------     ---------------      -------------    --------------    -----------

The capital expenditures limitation provides for reductions to the allowable level of expenditure if certain financial covenants are not met or if specified leverage is not achieved.

The minimum EBITDA calculation is a cumulative calculation beginning with the quarter ended June 30, 2001 and continuing through March 31, 2003 to include no more than four consecutive quarters.

FORWARD-LOOKING STATEMENTS

This report contains statements relating to such matters as anticipated financial performance, business prospects and other matters that may be construed as forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In addition, the Company may from time to time publish or communicate other statements that could also be construed to be forward-looking statements. These statements are, or will be, based on the Company's estimates, assumptions and projections, and are subject to risks and uncertainties, including those specifically listed below, that could cause actual results to differ materially from those included in the forward-looking statements.

The risks and uncertainties that may affect the operations, performance, development and results of operations of the Company include the following: (1) the original equipment manufacturer ("OEM") supplier industry is highly cyclical and, in large part, impacted by the strength of the economy generally, by prevailing interest rates and by other factors which may have an effect on the level of sales of automotive vehicles; (2) future price reductions, increased quality standards or additional engineering capabilities may be required by the OEMs, which are able to exert considerable pressure on their suppliers; (3) the OEMs may decide to in-source some of the work currently performed by the Company; (4) work stoppages and slowdowns may be experienced by OEMs and their Tier 1 suppliers, as a result of labor disputes; (5) there may be a significant decrease in sales of vehicles using the Company's products or the loss by the Company of the right to supply any of such products to its major customers;
(6) increased competition could arise in the OEM supplier industry; (7) changing federal, state, local and foreign laws, regulations and ordinances relating to environmental matters could affect the Company's operations; and (8) there may be unfavorable currency exchange rates relative to the U.S. dollar, which could impact the Company's operations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          OXFORD AUTOMOTIVE, INC.

                          /s/ Aurelian Bukatko
                          -------------------------------------------------
                          Aurelian Bukatko,
                          Executive Vice President and Chief Financial Officer





Dated:   June 8, 2001

                                  Exhibit Index

     Number       Description

      4.1 Fourth Amended and Restated Credit Agreement, dated as of June 8, 2001 among Oxford Automotive, Inc., the Borrowing Subsidiary and the Lenders identified therein, Citicorp USA, Inc. as Administrative Agent and Collateral Agent, Comerica Bank as Syndication Agent, and Credit Suisse First Boston as Documentation Agent.